NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 13 dated August 3, 2015

to

Prospectus dated October 14, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 14, 2014 (the “Prospectus”) , Supplement No. 12, dated July 1, 2015, Supplement No. 11, dated June 16, 2015, Supplement No. 10, dated June 1, 2015, Supplement No. 9, dated May 26, 2015, Supplement No. 8, dated May 12, 2015, Supplement No. 7, dated April 23, 2015, Supplement No. 5, dated March 30, 2015, Supplement No. 4, dated February 3, 2015, Supplement No. 3, dated January 20, 2015, Supplement No. 2, dated November 24, 2014, and Supplement No. 1, dated November 4, 2014. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287.

Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Cover Page of Prospectus

This supplement supplements and amends the cover page of the Prospectus by replacing the third to last paragraph of such section in its entirety with the following:

Through our affiliate, Highland Capital Funds Distributor, Inc., we are offering on a continuous basis up to 150,000,000 shares of common stock in this offering at a current offering price of $10.00 per share. However, to the extent that our net asset value increases, we will take steps to the extent required by applicable law to ensure that our shares are not sold at a price per share, after deducting selling commissions and dealer manager fees (the “net offering price”), that is below our net asset value per share. In the event of a material decline in our estimated net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV. Therefore, persons who tender subscriptions for our shares of common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional shares. The minimum permitted purchase of our shares is $2,500.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Summary Risk Factors” by replacing the thirteenth bullet in such section in its entirety with the following:

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock in the event of a decline in the value of our shares.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Plan of Distribution” by replacing the second and third paragraphs of such section in their entirety with the following:

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will take steps to the extent required under applicable law to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our estimated net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.NexPointCapital.com.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Relating to this Offering” by replacing the third and fourth paragraphs of such section in their entirety with the following:

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. If our estimated net asset value per share is 2.5% or more below our net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV. However, no such requirement applies in the event that our estimated net asset value per share decreases to an amount that is less than 2.5% below our current net offering price; as a result, you could pay a premium of up to approximately 2.5% for your shares of common stock under such circumstances.

Discussion of Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of Operating Plans—Financial Condition, Liquidity and Capital Resources” by replacing the third paragraph of such section in its entirety with the following:

Immediately after we satisfy the minimum offering requirement, gross subscription funds will total at least $10 million. Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00. However, to the extent that our NAV per share increases, we will take steps to the extent required by applicable law to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our estimated NAV per share, which we consider to be a 2.5% decrease below our current net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV.

Determination of Net Asset Value

The below is intended to amend, supplement and qualify the respective sections of the Prospectus. Any inconsistent disclosure is hereby qualified by the foregoing:

We intend to determine the net asset value of our investment portfolio each quarter, or more frequently as needed. The fair values of our investments will be determined in good faith by our board, or NexPoint Advisors, pursuant to board-approved procedures. We adjust at least quarterly the valuation of our portfolio to reflect our determination of the fair value of each investment in our portfolio.

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value— Determinations in Connection With Offerings” by replacing the first, second and third paragraphs of such section in their entirety with the following:

We sell our shares on a continuous basis at a current public offering price established by our board of directors or a committee thereof. Except as otherwise provided in the 1940 Act, we are generally prohibited under the 1940 Act from selling our shares of common stock at a net public offering price that is below our NAV per share. In connection with each semi-monthly closing, we intend to ensure that our net offering price is not 2.5% or more above the estimated NAV. Should the NAV decrease to 2.5% or more below our current net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV.

In connection with each semi-monthly closing, the board of directors, a committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, will determine that we are not selling shares of our common stock at a price below the net current net asset value of our common stock as of a time within 48 hours of the closing, excluding Sundays and holidays. The following factors, among others, will be considered:

•	the NAV per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	the estimated net asset value per share, based on management’s assessment of whether any material change in our NAV may have occurred (including through the realization of gains on the sale of our portfolio securities) in the period beginning on the date of the most recently disclosed NAV to the date two days prior to the closing; and

•	the magnitude of the difference between (i) the estimated net asset value that our board of directors, a committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, has determined, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

To the extent that the board of directors, a committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, determines that (i) the net offering price of the shares is below the NAV as of a time within 48 hours of the closing, excluding Sundays and holidays, or (ii) there is even a remote possibility that the net offering price of the shares may fall below the net asset value of our common stock at such time, our board of directors, committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, will (a) postpone the offering until such time that it determines that the net offering price will not be below the NAV, or (b) establish a new net offering price that is equal to or higher than the NAV.

Plan of Distribution

This supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution— General” by replacing the fourth and fifth paragraphs of such section in their entirety with the following:

Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at semi-monthly closings at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will take steps to the extent required by applicable law to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our estimated net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, our board of directors will establish a new net offering price, which will not be more than 2.5% above the estimated NAV. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.NexPointCapital.com.

This supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution—Volume Discounts” by replacing the first bullet of the fifth paragraph of such section in its entirety with the following:

•	an individual, his or her spouse who shares the same household, their children under the age of 21 who share the same household and all pension or trust funds established by each such individual;

4